1st Quarter Earnings Conference Call April 21, 2015 Exhibit 99.3

Solid start to 2015 2 *Annualized (1) Available to common shareholders (2) Non-GAAP; see appendix for reconciliation (3) Excluding loans held for sale Effectively deploy capital Generate positive operating leverage Revenue diversification  Received no objection to 2015 CCAR submission  Repurchased $102 million of shares of common stock  Grew loans and deposits  All areas within wealth grew revenue  Will continue to target lift-out and acquisition opportunities within insurance  Grew checking accounts in all market areas  Adjusted expenses(2) declined 2% as many expense categories declined Successfully executing strategic priorities ($ in millions, except per share data) 1Q15 4Q14 Change Net Income(1) $218 $200 9% Diluted EPS $0.16 $0.15 7% Diluted EPS Impact from significant items ($0.02) ($0.05) NA Ending Loans $78,243 $77,307 1% Ending Deposits $97,477 $94,200 3% Net Charge-offs as % of average loans* 0.28% 0.42% 14 bps Non-accrual loans(3) as % of loans 1.02% 1.07% 5 bps

Loans 3 For the quarter:  Ending loan balances up $936MM or 1%  Business lending balances increased 2%  Investor real estate increased 2%  Commercial and industrial grew 3%  Line utilization increased 10 basis points and commitments for new loans increased 4%  Consumer lending remained steady  Mortgage balances increased 1%, while production increased 9%  Indirect auto loans up 2%  Other consumer loans up 2%, while production also increased 58%  Credit card declined following seasonally high fourth quarter, but production up 20%  Home equity balances declined 1% Note: All percentage growth is for ending loans on a linked quarter basis Ending loan balances ($ in billions) Average loan balances ($ in billions) $75.7 $76.5 $76.6 $77.3 $78.2 1Q14 2Q14 3Q14 4Q14 1Q15 $75.1 $76.4 $76.3 $77.2 $77.9 1Q14 2Q14 3Q14 4Q14 1Q15

12 bps 11 bps 11 bps 11 bps 12 bps 1Q14 2Q14 3Q14 4Q14 1Q15 $93.4 $93.8 $94.1 $94.2 $97.5 1Q14 2Q14 3Q14 4Q14 1Q15 Deposits and funding costs 4 33 bps 31 bps 30 bps 29 bps 29 bps 1Q14 2Q14 3Q14 4Q14 1Q15 Deposit costs Funding costs Ending deposit balances ($ in billions) Average deposit balances ($ in billions) $92.9 $93.0 $94.0 $94.0 $95.8 1Q14 2Q14 3Q14 4Q14 1Q15

$831 $838 $837 $837 $832 3.26% 3.24% 3.18% 3.17% 3.18% 1Q14 2Q14 3Q14 4Q14 1Q15 Net Interest Income (FTE) Net Interest Margin Net interest income and net interest margin  Net interest income on a FTE basis declined $5 million or 1%  Low rate environment and fewer days in the quarter were principal drivers of decrease, but were partially offset by increases in average loans, reductions of higher cost borrowings and some modest seasonal benefits  Net interest margin increased slightly to 3.18%, reflecting modest benefits from seasonal effects offset by higher levels of cash due to deposit growth 5 ($ in millions)

Non-interest income  Mortgage income increased 48% as loan production increased, along with improvement in the market valuation of mortgage servicing rights  Wealth Management revenue increased 8% led by higher insurance commissions, higher investment services fees and increases in investment management and trust income  Service charges declined due to product discontinuation in 4Q and seasonally lower non-sufficient fund fees  Card and ATM fees decreased slightly as a result of lower spending and transaction volumes typically experienced in 1Q 6 (1) Total Wealth Management income presented above does not include the portion of service charges on deposit accounts and similar smaller dollar amounts that are also attributable to the Wealth Management segment. 173 174 181 167 161 79 84 85 86 85 40 43 39 27 40 89 90 90 91 98 76 84 102 103 86 $457 $475 $497 $474 $470 1Q14 2Q14 3Q14 4Q14 1Q15 Service charges on deposit accounts Card and ATM fees Mortgage Income Wealth Management Income⁽¹⁾ Other ($ in millions)

$846 $827 $826 $859 $840 1Q14 2Q14 3Q14 4Q14 1Q15 Adjusted non-interest expenses(1)  Adjusted non-interest expenses(1) declined 2%  Expenses included some significant items  Redeemed $250 million of higher cost debt and incurred $43 million of extinguishment charges  Recorded $13 million of expense related to branch consolidation  Space planning optimization initiative resulted in incremental charge of $9 million  Salaries and benefits relatively flat from previous quarter, despite seasonal increase in payroll taxes of $11 million  Occupancy and furniture and fixtures declined $5 million  Outside services declined $6 million  Professional, legal and regulatory expenses declined $15 million, excluding legal and regulatory accrual in 4Q  Adjusted efficiency ratio(1) was 64.9%, an improvement of 120 basis points from 4Q  Prudent expense management remains top priority as we remain committed to generating positive operating leverage ($ in millions) 7 (1) Non-GAAP; see appendix for reconciliation

(1) Excludes loans held for sale (2) Includes commercial and investor real estate loans only (3) The All Other category includes TDRs classified as Held-For-Sale for the following periods : $38M in 1Q14, $16M in 2Q14, $13M in 3Q14, $29M in 4Q14 and $19M in 1Q15. $82 $67 $75 $83 $54 0.44% 0.35% 0.39% 0.42% 0.28% 1Q14 2Q14 3Q14 4Q14 1Q15 Net Charge-Offs Net Charge-Offs ratio 457 452 452 468 478 1,301 992 866 750 666 386 383 376 368 361 $2,144 $1,827 $1,694 $1,586 $1,505 1Q14 2Q14 3Q14 4Q14 1Q15 Residential First Mortgage All Other⁽³⁾ Home Equity $1,070 $899 $837 $829 $800 118% 137% 141% 133% 137% 1Q14 2Q14 3Q14 4Q14 1Q15 NPLs Coverage Ratio 1,914 1,724 1,688 1,493 1,727 1,067 1,327 1,297 1,206 1,097 $2,981 $3,051 $2,985 $2,699 $2,824 1Q14 2Q14 3Q14 4Q14 1Q15 Classified Loans Special Mention Asset quality 8 Net charge-offs and ratio ($ in millions) NPLs and coverage ratio(1) ($ in millions) Troubled debt restructurings ($ in millions) Criticized and classified loans(2) ($ in millions)

81% 82% 81% 82% 80% 1Q14 2Q14 3Q14 4Q14 1Q15 11.8% 12.5% 12.7% 12.5% 12.0% 1Q14 2Q14 3Q14 4Q14 1Q15 Capital and liquidity  Repurchased $102 million of shares of common stock, completing the $350 million program that was part of 2014 CCAR  Transitional basis Basel III Common Equity Tier 1 ratio estimated to be approximately 11.2%(1), which is well above minimum threshold  Regions remains well-positioned to be fully compliant with the Liquidity Coverage Ratio 9 (1) Current quarter ratios are estimated (2) Regions’ prior period regulatory capital ratios have not been revised to reflect the retrospective application of new accounting guidance related to investments in qualified affordable housing projects. (3) Beginning in the first quarter of 2015, Regions’ regulatory capital ratios are calculated pursuant to the phase-in provisions of the Basel III capital rules. All prior period ratios were calculated pursuant to the Basel I capital rules. (4) Non-GAAP; see appendix for reconciliation (5) Based on ending balances Common equity Tier 1 ratio – Fully phased-in pro-forma(1)(2)(4) Loan to deposit ratio(5) Tier 1 capital ratio(1)(2)(3) 10.8% 11.0% 11.2% 11.0% 10.9% 1Q14 2Q14 3Q14 4Q14 1Q15

Expectations for 2015  Economic growth expected to pick up over the remainder of the year  Continued improvement in housing prices expected  Expect an increase in short- term rates in latter part of 2015 10 Economy Loans NIM / Operating leverage  Expect total loan growth in the 4% to 6% range on a point-to- point basis  Commercial and industrial loans expected to drive growth within business lending portfolio  Expect pace of run-off in owner occupied commercial real estate to slow  Continued indirect auto lending growth is expected  Expect pace of growth in other consumer category to accelerate  Credit card growth to continue in near term  Expect pace of home equity run- off to moderate  Expect to drive net interest income and margin growth over the balance of the year under baseline expectations for loan growth and increase in interest rates late in the year  Committed to generating positive operating leverage over time Deposits  Expect full year average balance growth of 1% to 2%

11 Appendix

Energy lending 12 Energy Loan Portfolio Outstandings ($ in millions) As of 3/31/15 Oilfield Services and supply $1,192 Exploration and production (Upstream) $1,123 Midstream $258 Downstream $45 Other $227 Total Energy – Oil, Gas and Coal $2,845 Indirect exposure: $497 Direct and indirect exposure $3,342  Securities portfolio contains ~$280MM of high quality, investment grade corporate grade bonds that are energy related  Experienced team of bankers, risk managers and petroleum engineers on staff  Regions’ Exploration and Production (E&P) and Oil Field Service (OFS) client base is relatively small, allowing us to actively monitor the portfolio in real-time  Borrowing base redeterminations currently underway  Approximately 80% of the OFS portfolio was reviewed during the quarter, with 25% of the credits reviewed having had risk rating downgrades since year-end and the loan loss reserve level reflects this action

13 Non-GAAP reconciliation: Non- interest expense and efficiency ratio NM – Not Meaningful (1) Regions recorded $100 million of contingent legal and regulatory accruals during the fourth quarter of 2014 related to previously disclosed matters. (2) Regions recorded a non-tax deductible regulatory charge of $58 million during the fourth quarter of 2013 related to previously disclosed inquiries from government authorities. These matters were settled in the second quarter of 2014 for $7 million less than originally estimated and a corresponding recovery was recognized. The table below presents computations of the efficiency ratio (non-GAAP), which is a measure of productivity, generally calculated as non-interest expense divided by total revenue. Management uses this ratio to monitor performance and believes this measure provides meaningful information to investors. Non-interest expense (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest expense (non-GAAP), which is the numerator for the efficiency ratio. Non-interest income (GAAP) is presented excluding certain adjustments to arrive at adjusted non-interest income (non-GAAP). Net interest income on a taxable-equivalent basis and non-interest income are added together to arrive at total revenue on a taxable-equivalent basis. Adjustments are made to arrive at adjusted total revenue on a taxable-equivalent basis (non-GAAP), which is the denominator for the efficiency ratio. Regions believes that the exclusion of these adjustments provides a meaningful base for period-to-period comparisons, which management believes will assist investors in analyzing the operating results of the Company and predicting future performance. These non-GAAP financial measures are also used by management to assess the performance of Regions’ business. It is possible that the activities related to the adjustments may recur; however, management does not consider the activities related to the adjustments to be indications of ongoing operations. Regions believes that presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as that applied by management.

Non-GAAP reconciliation: Basel III common equity Tier 1 ratio – fully phased-in pro-forma The calculation of the fully phased-in pro-forma "Common equity Tier 1" (CET1) is based on Regions’ understanding of the Final Basel III requirements. For Regions, the Basel III framework became effective on a phased- in approach starting in 2015 with full implementation beginning in 2019. The calculation provided below includes estimated pro-forma amounts for the ratio on a fully phased-in basis. Regions’ current understanding of the final framework includes certain assumptions, including the Company’s interpretation of the requirements, and informal feedback received through the regulatory process. Regions’ understanding of the framework is evolving and will likely change as analysis and discussions with regulators continue. Because Regions is not currently subject to the fully-phased in capital rules, this pro-forma measure is considered to be a non-GAAP financial measure, and other entities may calculate it differently from Regions’ disclosed calculation. A company's regulatory capital is often expressed as a percentage of risk-weighted assets. Under the risk-based capital framework, a company’s balance sheet assets and credit equivalent amounts of off-balance sheet items are assigned to broad risk categories. The aggregated dollar amount in each category is then multiplied by the prescribed risk-weighted percentage. The resulting weighted values from each of the categories are added together and this sum is the risk-weighted assets total that, as adjusted, comprises the denominator of certain risk-based capital ratios. Common equity Tier 1 capital is then divided by this denominator (risk- weighted assets) to determine the common equity Tier 1 capital ratio. The amounts disclosed as risk-weighted assets are calculated consistent with banking regulatory requirements on a fully phased-in basis. Since analysts and banking regulators may assess Regions’ capital adequacy using the fully phased-in Basel III framework, we believe that it is useful to provide investors the ability to assess Regions’ capital adequacy on this same basis. (1) Current quarter amount and the resulting ratio are estimated. Regulatory capital measures for periods prior to the first quarter of 2015 were not revised to reflect the retrospective application of new accounting guidance related to investments in qualified affordable housing projects. As a result, those calculations have been removed from the table. (2) Regions continues to develop systems and internal controls to precisely calculate risk-weighted assets as required by Basel III on a fully phased-in basis. The amount included above is a reasonable approximation, based on our understanding of the requirements. 14 ($ amounts in millions) 3/31/2015 Basel III Common Equity Tier 1 Ratio—Fully Phased-In Pro-Forma(1) Stockholder's equity (GAAP) $ 17,051 Non-qualifying goodwill and intangibles (4,910) Adjustments, including all components of accumulated other comprehensive income, disallowed deferred tax assets, threshold deductions and other adjustments 1 Preferred stock (GAAP) (868) Basel III common equity Tier 1 (non-GAAP) A $ 11,274 Basel III risk-weighted assets (non-GAAP)(2) B $ 103,056 Basel III common equity Tier 1 ratio (non-GAAP) A/B 10.9%

Forward-looking statements The foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors" of Regions' Annual Report on Form 10-K for the year ended December 31, 2014, as filed with the Securities and Exchange Commission. The words “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “targets,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can,” and similar expressions often signify forward- looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time. This presentation may include forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, which reflect Regions’ current views with respect to future events and financial performance. Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below: 15 • Current and future economic and market conditions in the United States generally or in the communities we serve, including the effects of declines in property values, unemployment rates and potential reductions of economic growth, which may adversely affect our lending and other businesses and our financial results and conditions. • Possible changes in trade, monetary and fiscal policies of, and other activities undertaken by, governments, agencies, central banks and similar organizations, which could have a material adverse effect on our earnings. • The effects of a possible downgrade in the U.S. government’s sovereign credit rating or outlook, which could result in risks to us and general economic conditions that we are not able to predict. • Possible changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity. • Any impairment of our goodwill or other intangibles, or any adjustment of valuation allowances on our deferred tax assets due to adverse changes in the economic environment, declining operations of the reporting unit, or other factors. • Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans. • Changes in the speed of loan prepayments, loan origination and sale volumes, charge-offs, loan loss provisions or actual loan losses where our allowance for loan losses may not be adequate to cover our eventual losses. • Possible acceleration of prepayments on mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on those securities. • Our ability to effectively compete with other financial services companies, some of whom possess greater financial resources than we do and are subject to different regulatory standards than we are. • Loss of customer checking and savings account deposits as customers pursue other, higher-yield investments, which could increase our funding costs. • Our inability to develop and gain acceptance from current and prospective customers for new products and services in a timely manner could have a negative impact on our revenue. • Changes in laws and regulations affecting our businesses, such as the Dodd-Frank Act and other legislation and regulations relating to bank products and services, as well as changes in the enforcement and interpretation of such laws and regulations by applicable governmental and self-regulatory agencies, which could require us to change certain business practices, increase compliance risk, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • Our ability to obtain no regulatory objection (as part of the comprehensive capital analysis and review ("CCAR") process or otherwise) to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or redeem preferred stock or other regulatory capital instruments, may impact our ability to return capital to stockholders and market perceptions of us. • Our ability to comply with applicable capital and liquidity requirements (including the finalized Basel III capital standards), including our ability to generate capital internally or raise capital on favorable terms, and if we fail to meet requirements, our financial condition could be negatively impacted. • The costs, including possibly incurring fines, penalties, or other negative effects (including reputational harm) of any adverse judicial, administrative, or arbitral rulings or proceedings, regulatory enforcement actions, or other legal actions to which we or any of our subsidiaries are a party, and which may adversely affect our results. • Our ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support our business. • Possible changes in consumer and business spending and saving habits and the related effect on our ability to increase assets and to attract deposits, which could adversely affect our net income. • Any inaccurate or incomplete information provided to us by our customers or counterparties. • Inability of our framework to manage risks associated with our business such as credit risk and operational risk, including third-party vendors and other service providers, which could, among other things, result in a breach of operating or security systems as a result of a cyber attack or similar act. • The inability of our internal disclosure controls and procedures to prevent, detect or mitigate any material errors or fraudulent acts. • The effects of geopolitical instability, including wars, conflicts and terrorist attacks and the potential impact, directly or indirectly on our businesses. • The effects of man-made and natural disasters, including fires, floods, droughts, tornadoes, hurricanes, and environmental damage, which may negatively affect our operations and/or our loan portfolios and increase our cost of conducting business. • Our inability to keep pace with technological changes could result in losing business to competitors. • Our ability to identify and address cyber-security risks such as data security breaches, "denial of service" attacks, "hacking" and identity theft, a failure of which could disrupt our business and result in the disclosure of and/or misuse or misappropriation of confidential or proprietary information; increased costs; losses; or adverse effects to our reputation. • Possible downgrades in our credit ratings or outlook could increase the costs of funding from capital markets. • The effects of problems encountered by other financial institutions that adversely affect us or the banking industry generally could require us to change certain business practices, reduce our revenue, impose additional costs on us, or otherwise negatively affect our businesses. • The effects of the failure of any component of our business infrastructure provided by a third party could disrupt our businesses; result in the disclosure of and/or misuse of confidential information or proprietary information; increase our costs; negatively affect our reputation; and cause losses. • Our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends to stockholders. • Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies could materially affect how we report our financial results. • The effects of any damage to our reputation resulting from developments related to any of the items identified above.

16